UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported event): April 7, 2006

YP CORP.
(Exact name of registrant as specified in charter)

Nevada	000-24217	85-0206668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4840 East Jasmine Street, Suite 105, Mesa, Arizona		85205
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 654-9646

Copies to:
Gregory Sichenzia, Esq.
Yoel Goldfeder, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At the 2006 Annual Meeting of Stockholders of YP Corp., held on April 7, 2006, the stockholders of YP Corp. re-elected both Elizabeth DeMarse and Joseph Cunningham to the Board of Directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In addition, at the 2006 Annual Meeting of Stockholders of YP Corp., the stockholders of YP Corp., by an affirmative vote of 66 2/3% of its outstanding shares of common stock, agreed to amend the Amended and Restated Articles of Incorporation of YP Corp. The purpose of the foregoing amendment was adopted in order to de-classify the board of directors, providing for the annual election of all of its directors.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation of YP Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YP CORP.

Date: April 12, 2006	By:	/s/ Gary Perschbacher
Gary Perschbacher
Chief Financial Officer

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